UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2015

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600
Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 29, 2015, SunCoke Energy, Inc. (the “Company”) issued a press release announcing its fourth quarter and full year financial results for 2014. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As noted above, on January 29, 2015, the Company issued a press release announcing its financial results for its fourth quarter and full year financial results for 2014. Additional information concerning the Company’s financial results for the fourth quarter and full year of 2014 will be presented in a slide presentation to investors during a previously announced teleconference on January 29, 2015. A copy of the slide presentation is attached as Exhibit 99.2 and is incorporated herein by reference.

The information in this report, being furnished pursuant to Items 2.02, 7.01 and 9.01 of Form 8-K, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On January 29, 2015, the Company also announced that it had entered into an accelerated share repurchase agreement for the buyback of $20 million of the Company’s common stock through March 2015. The final number of shares repurchased under this accelerated share repurchase arrangement will be based upon a discounted volume-weighted average share price of the Company’s common stock during the term of the agreement.

A copy of the press release announcing the accelerated share repurchase program is attached hereto as Exhibit 99.3.

Safe Harbor Statement

Statements contained in the exhibit to this report that state the Company’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	SunCoke Energy, Inc. Press Release, announcing fourth quarter and full year 2014 earnings (January 29, 2015).

99.2	SunCoke Energy, Inc. Slide Presentation regarding fourth quarter and full year 2014 earnings (January 29, 2015).

99.3	SunCoke Energy, Inc. Press Release, announcing accelerated share repurchase program (January 29, 2015).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Fay West
Fay West
Senior Vice President and
Chief Financial Officer

Date: January 29, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	SunCoke Energy, Inc. Press Release, announcing fourth quarter and full year 2014 earnings (January 29, 2015).

99.2	SunCoke Energy, Inc. Slide Presentation regarding fourth quarter and full year 2014 earnings (January 29, 2015).

99.3	SunCoke Energy, Inc. Press Release, announcing accelerated share repurchase program (January 29, 2015).